IMAGE INNOVATIONS INC.

Audited Financial Statements

March 31, 2003

INDEPENDENT AUDITOR’S REPORT

Board of Directors
Image Innovations Inc.

I have audited the accompanying balance sheet of Image Innovations Inc. (Company) as of March 31, 2003 and the related statement of operations, statement of stockholders’ equity, and the statement of cash flows from January 14, 2003 (inception) to March 31, 2003. These financial statements are the responsibility of the Company’s management. My responsibility is to express an opinion on these statements based on my audit.

I conducted my audit in accordance with generally accepted auditing standards in the United States. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.

The Company is a development stage enterprise, as defined in Financial Accounting Standards Board No. 7. The Company is devoting all of its present efforts in securing and establishing a new business, and its planned principal operations have not commenced, and, accordingly, no revenue has been derived during the organizational period. The Company has developed a business plan indicating that it will sustain certain operating losses over the next twelve months while it develops its business, and will finance those losses through a line of credit that has been established with a third party. The Company has concluded sales and continues to receive financial support in accordance with that plan.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of March 31, 2003 and the results of its operations from January 14, 2003 (inception) to March 31, 2003. in conformity with generally accepted accounting principles in the United States.

Clyde Bailey P.C.

San Antonio, Texas
September 8, 2003

IMAGE INNOVATIONS INC.
BALANCE SHEET
AS AT March 31

2003

A S S E T S

Current Assets
Cash	13,446
Prepaid Expenses (Note 3)	18,749

32,195

Computer Equipment	1,719

33,914

L I A B I L I T I E S

Current Liabilities
Advances Payable (Note 4)	103,919
103,919

S T O C K H O L D E R S ' E Q U I T Y

Common Stock (Note 2)	-
1,500 authorized shares, no par value
1,000 shares issued and outstanding

Accumulated Paid In Capital	1,000

Accumulated Deficit during the Development Period	(71,005)
Total Stockholders' Equity (Deficit)	(70,005)
Total Liabilities and Stockholders' Equity	33,914

The accompanying notes are integral part of the consolidated financial statements.

IMAGE INNOVATIONS INC.
STATEMENT OF OPERATIONS

Period From
January 14
2003 to March
31 2003

Revenues:
Revenues	-
$-

Expenses:
Automobile Expenses	454
Bank Charges	289
Books	102
Consulting Fees	43,042
Depreciation & Amortization	3
Dues and Subscriptions	350
Exchange	-
Meals & Entertainment	808
Office Supplies	389
Postage and Delivery	412
Printing and Reproduction	261
Product Development	3,778
Professional Fees	1,071
Rent	400
Telephone	3,379
Trade Shows	115
Travel and Entertainment	16,152
Total Expenses	71,005
Net Income before Taxes	$(71,005)

Provision for Income Taxes:
Income Tax	-
Net Income (Loss)	$(71,005)

Basic and Diluted Earnings Per Common Share	$(71.01)

Weighted Average number of Common Shares
used in per share calculations	1,000

The accompanying notes are integral part of the consolidated financial statements.

IMAGE INNOVATIONS INC.
Statement of Stockholders' Equity
AS AT March 31

					Accumulated
				Accumulated	Deficit
				Paid-In	During the	Stockholders'
	Shares	No Par Value		Capital	Development Period	Equity

Balance, January 14, 2003	-	$-	$		$-	$-

Issuance of common stock	1,000	$-		1,000		$1,000

Net Income (Loss)					(71,005)	$(71,005)

Balance, March 31, 2003	1,000	$-		$1,000	$(71,005)	$(70,005)

The accompanying notes are integral part of the consolidated financial statements.

IMAGE INNOVATIONS INC.
Statement of Cash Flows

Period From
January 14 2003
to March 31 2003

Cash Flows from Operating Activities:
Net Income (Loss)	$(71,005)
Adjustments to reconcile net loss to net cash
provided (used) to operating activities:
Depreciation & Amortization	3
Increase (Decrease) in Working Capital	(18,749)

Total Adjustments	(18,749)

Net Cash Used in Operating Activities	(89,754)

Cash Flows from Investing Activities:
Computer Equipment	(1,719)

Net Cash Used in Investing Activities	(1,719)

Cash Flows from Financing Activities:
Advances Payable	103,919
Proceeds from Issuance of Stock	1,000

Net Cash Provided for Financing Activities	$104,919

Net Increase (Decrease) in Cash	$13,446

Cash Balance, Begin Period	-

Cash Balance, End Period	$13,446

Supplemental Disclosures:
Cash Paid for interest	$-
Cash Paid for income taxes	$-
Stock Issued for Option to Purchase	-
Stock Issued for Repayment of Shareholder Advances	-

The accompanying notes are integral part of the consolidated financial statements.

IMAGE INNOVATIONS INC.
Notes to Financial Statements

Note 1 - Summary of Significant Accounting Policies

Organization
Image Innovations Inc. (“the Company”) was incorporated under the laws of the State of Delaware on January 14, 2003 for the purpose to promote and carry on any lawful business for which a corporation may be incorporated under the laws of the State of Delaware. The Company has a total of 1,500 authorized common shares with no par value and has 1,000 common shares issued and outstanding as of March 31, 2003.

The Company has been established to become a recognized player in the field of promotional licensing and branding. The Company’s goal is to add value to a wide variety of relatively low cost, but desirable or essential products, by endorsing them with the brand logos of sports teams and / or household trademarks.

On February 11, 2003 the Company entered into a retail license agreement with NHL Enterprises, L.P. to market the Company’s products under the National Hockey League brand.

The Company has submitted a proposal to National Football League Properties to obtain a license to market the Company’s products under the NFL brand.

Development Stage Enterprise
The Company is a development stage enterprise, as defined in Financial Accounting Standards Board No. 7. The Company is devoting all of its present efforts in securing and establishing a new business, and its planned principal operations have not commenced, and accordingly, no revenue has been derived during the organizational period.

Property Plant & Equipment
Property Plant & Equipment are recorded at cost less accumulated amortization. Amortization is calculated on a straight line basis at rates sufficient to amortize the cost of the assets over their estimated useful lives.

Federal Income Tax
The Company has adopted the provisions of Financial Accounting Standards Board Statement No. 109, Accounting for Income Taxes. The Company accounts for income taxes pursuant to the provisions of the Financial Accounting Standards Board Statement No. 109, “Accounting for Income Taxes”, which requires an asset and liability approach to calculating deferred income taxes. The asset and liability approach requires the recognition of deferred tax liabilities and assets for the expected future tax consequences of temporary differences between the carrying amounts and the tax basis of assets and liabilities.

Use of Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure on contingent assets and liabilities at the date of

IMAGE INNOVATIONS INC.
Notes to Financial Statements

Note 1 - Summary of Significant Accounting Policies (con’t)
the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Accounting Method
The Company’s financial statements are prepared using the accrual method of accounting. Revenues are recognized when earned and expenses when incurred. Fixed assets are stated at cost. Depreciation and amortization are provided for using the straight-line method for financial reporting purposes and accelerated methods for income tax purposes. A five year life is used for the fixed assets that consists of computers at the present time.

Earnings per Common Share
The Company adopted Financial Accounting Standards (SFAS) No. 128, “Earnings Per Share,” which simplifies the computation of earnings per share requiring the restatement of all prior periods.

Basic earnings per share are computed on the basis of the weighted average number of common shares outstanding during each year.

Diluted earnings per share are computed on the basis of the weighted average number of common shares and dilutive securities outstanding. Dilutive securities having an anti-dilutive effect on diluted earnings per share are excluded from the calculation.

Comprehensive Income
Statement of Financial Accounting Standards (SFAS) No. 130, “Reporting Comprehensive Income,” establishes standards for reporting and display of comprehensive income, its components and accumulated balances. Comprehensive income is defined to include all changes in equity except those resulting from investments by owners and distributions to owners. Among other disclosures, SFAS No.130 requires that all items that are required to be recognized under current accounting standards as components of comprehensive income be reported in a financial statement that is displayed with the same prominence as other financial statements. The Company does not have any assets requiring disclosure of comprehensive income.

Segments of an Enterprise and Related Information
Statement of Financial Accounting Standards (SFAS) No. 131, Disclosures about Segments of an Enterprise and Related Information, supersedes SFAS No. 14, “Financial Reporting for Segments of a Business Enterprise.” SFAS 131 establishes standards for the way that public companies report information about operating segments in annual financial statements and requires reporting of selected information about operating segments in interim financial statements issued to the public. It also establishes standards for disclosures regarding products and services, geographic areas and major customers. SFAS 131 defines operating segments as components of a company about which separate financial information is available that is evaluated regularly by the chief operating decision maker in deciding how to allocate resources and in assessing performance. The Company has evaluated this SFAS and does not believe it is applicable at this time.

IMAGE INNOVATIONS INC.
Notes to Financial Statements

Fair Value of Financial Instruments
The Financial Accounting Standards Board (“FASB”) Statement No. 107. “Disclosure About Fair Value of Financial Instruments” is a part of a continuing process by the FASB to improve information on financial statements. The carrying amounts reported in the balance sheets for the Company’s assets and liabilities approximate their fair values as of December 31, 2002 and 2001.

Recent Accounting Pronouncements
In June 2001, the FASB issued SFAS No. 143, "Accounting for Asset Retirement Obligations". SFAS No. 143 addresses financial accounting and reporting for obligations associated with the retirement of tangible long-lived assets and the associated asset retirement costs. SFAS No. 143 is effective for fiscal years beginning after June 15, 2002. The Company does not expect that there will be a material impact from the adoption of SFAS No. 143 on its financial position, results of operations, or cash flows.

In August 2001, the FASB issued SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets". SFAS No. 144 addresses financial accounting and reporting for the impairment or disposal of long-lived assets. It supersedes SFAS No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets To Be Disposed Of", and the accounting and reporting provisions of Accounting Principles Board Statement ("APB") 30, "Reporting the Results of Operations - Reporting the Effects of Disposal of a Segment of a Business, and Extraordinary, Unusual and Infrequently Occurring Events and Transactions", for the disposal of a segment of a business. The Company is required to adopt SFAS No. 144 on October 1, 2002. The Company does not expect that the adoption of SFAS No. 144 will have a material effect on its financial position, results of operations or cash flows.

In April 2002, the FASB issued SFAS No. 145, "Rescission of FASB Statements No. 4,44 and 64, Amendment of FASB Statement No. 13, and Technical Corrections". SFAS No. 145 requires the classification of gains and losses from extinguishments of debt as extraordinary items only if they meet certain criteria for such classification in APB No. 30, "Reporting the Results of Operations, Reporting the Effects of Disposal of a Segment of a Business, and Extraordinary, Unusual, and Infrequently Occurring Events and Transactions". Any gain or loss on extinguishments of debt classified as an extraordinary item in prior periods that does not meet the criteria must be reclassified to other income or expense. These provisions are effective for fiscal years beginning after May 15, 2002. Additionally, SFAS No. 145 requires sale-leaseback accounting for certain lease modifications that have economic effects similar to sale-leaseback transactions. These lease provisions are effective for transactions occurring after May 15, 2002. The Company does not expect the adoption of SFAS No. 145 to have a material effect on its financial position, results of operations or cash flows.

In July 2002, the FASB issued SFAS No. 146 , "Accounting for Costs Associated with Exit or Disposal Activities". SFAS No. 146 replaces "Emerging Issues Task Force Issue No. 94-3, "Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit an

IMAGE INNOVATIONS INC.
Notes to Financial Statements

Recent Accounting Pronouncements (con’t)
Activity (including Certain Costs Incurred in a Restructuring)". SFAS No. 146 requires companies to recognize costs associated with exit or disposal activities when they are incurred rather than at the date of a commitment to an exit or disposal plan. Examples of costs covered by the standard include lease termination costs and certain employee severance costs that are associated with a restructuring, discontinued operation, plant closing, or other exit or disposal activity. SFAS No. 146 is to be applied prospectively to exit or disposal activities initiated after December 31, 2002. The Company does not expect the adoption of SFAS No. 146 to have a material effect on its financial position, results of operations or cash flows.

Note 2 - Common Stock
The Company has a total of 1,500 authorized common shares with no par value.

The Company has 1,000 common shares issued and outstanding as of March 31, 2003.

The Company issued 1,000 shares of common stock to various investors at $1 per share.

Note 3 – Prepaid Expenses
On February 11, 2003 the Company entered into a retail license agreement with NHL Enterprises, L.P. to market the Company’s products under the National Hockey League brand. Under the terms of the agreement the Company is required to make the following guaranteed minimum royalty payments: $15,000 on signing; $10,000 due on or before 12/31/2003; $15,000 due on or before 01/31/2004; and $20,000 due on or before 12/31/2004. Minimum royalty payments are recorded as prepaid expenses until royalties are incurred through sales or the related royalty period expires. Included in prepaid expenses at March 31, 2003 is the $15,000 that was paid on signing.

Note 4 – Related Parties
The advances received from HE Capital (“HE”) in the amount of $103,919 are being shown as Advances Payable in the Balance Sheet. HE Capital is a foreign corporation which appointed two members to the Board of Directors of the Company as part of the terms for arranging an initial line of credit of $500,000 for the Company to use as operating capital in order to proceed with its business plans and pay the NHL & NFL royalty fees. HE is a promoter and will try to aid Image with other proposed equity financing. HE expects to be repaid with interest (9%) upon the equity financing. The loan is repayable upon demand.

The Company neither owns nor leases any real or personal property. An officer of the corporation provides office services without charge. Such costs are immaterial to the financial statements and accordingly, have not been reflected therein. The officers and directors of the Company are involved in other business activities and may in the future become involved in other business opportunities. If a specific business opportunity becomes available, such persons may face a conflict in selecting between the Company and their other business interests. The Company has not formulated a policy for the resolution of such conflicts.

IMAGE INNOVATIONS INC.
Notes to Financial Statements

Note 5 - Subsequent Events
On May 16, the Company accepted the terms and conditions of NFLP standard retail license agreement and made an advance royalty payment of $100,000 and expects to sign the final agreement in the near future.